UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:     July 14, 2003

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


                 0-20260                                6-1150326
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           (Commission File Numbers)        (IRS Employer Identification No.)


Two Manhattanville Road, Purchase, NY                     10577
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000
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Registrant's former name: IVF America, Inc.
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ITEM 5.     Other   Information   -  Temporary   Suspension   of  Trading  Under
            Registrant's Employee Benefit Plans

            Registrant notified its directors and officers on July 14, 2003 that such directors and officers will be prohibited from trading in Registrant's Common Stock from approximately July 28, 2003 to August 14, 2003 (the "Black-Out Period")as a result of changes to Registrant's 401(k) Plan. Attached hereto as
Exhibit 99.38 is a copy of such Black-Out Period notification.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

             (c)     Exhibits

                     Exhibit No.                     Description of Exhibit
                     -----------               ---------------------------------
                     99.38                     Notice to Directors and Officers

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INTEGRAMED AMERICA, INC.
                                        (Registrant)




Date:    July 14, 2003              By: /s/Claude E. White
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                                        Claude E. White
                                        Vice President & General Counsel